[LOGO] GALAXY NUTRITIONAL FOODS(R)

FOR IMMEDIATE RELEASE:                   CONTACT:
August 12, 2004                          Dawn M. Robert, Investor Relations
                                         Galaxy Nutritional Foods, Inc.
                                         (407) 854-0433

                        GALAXY NUTRITIONAL FOODS REPORTS
                         1ST QUARTER FISCAL 2005 RESULTS

                     REPORTS SUBSTANTIAL GROWTH IN NET SALES

ORLANDO, Florida (August 12, 2004) Galaxy Nutritional Foods, Inc. (AMEX:GXY), a leading producer of nutritious plant-based dairy alternatives for the retail and foodservice markets, today reported results for its first quarter of fiscal 2005, ended June 30, 2004.

The Company reported that net sales grew substantially from $8,695,781 in the quarter ended June 30, 2003 compared to $11,191,678 in the quarter ended June 30, 2004, an increase of $2,495,897 or 29%. The large increase in net sales is primarily due to higher sales volume in contract manufacturing, Wholesome Valley organic products and our Food Service business. The contract manufacturing sales consist primarily of products that generate lower margins. However, the higher sales volume helped to reduce the fixed cost of production resulting in a gross profit decline of only 4% while generating an additional $295,683 of gross margin for the quarter ended June 30, 2004 versus the same period in the prior year.

The results for the first quarter of fiscal 2005 and fiscal 2004 include non-cash compensation expense of $162,374 and $1,307,131, respectively. Excluding these non-cash compensation charges, the Company had operating income, as adjusted, (a non-GAAP measure) of $180,594 in the quarter ended June 30, 2004 compared to an operating loss, as adjusted, of ($167,588) in the quarter ended June 30, 2003. This $348,182 improvement in non-GAAP operating income was primarily the result of the gross margin increase mentioned above and a decrease in general and administrative expenses.

Net loss for the quarter ended June 30, 2004 was $241,596 compared to a net loss of $1,970,104 for the quarter ended June 30, 2003. Excluding the non-cash compensation charges noted above, the Company had a net loss, as adjusted, (a non-GAAP measure) of $79,222 for the quarter ended June 30, 2004 compared to a net loss, as adjusted, of $662,973 for the quarter ended June 30, 2003. This $583,751 decrease in non-GAAP net loss was primarily the result of the increase in gross margin as mentioned above as well as the substantial decrease in interest expense due to lower principal balances and lower interest rates on the Company's credit facilities after the refinancing in May 2003.

After non-cash preferred stock dividends and non-cash preferred stock accretion for estimated redemption value, net loss available to common shareholders was $796,163, or $0.05 per diluted share for the quarter ended June 30, 2004 versus a net loss available to common shareholders of $2,919,813, or $0.21 per diluted share for the quarter ended June 30, 2003.

EBITDA, as adjusted, (a non-GAAP measure) for the quarter ended June 30, 2004 was $726,635, or 6.5% of net sales, versus EBITDA, as adjusted, for the quarter ended June 30, 2003 of $390,537, or


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

4.5% of net sales. EBITDA, as adjusted, was calculated as net income before interest, taxes, depreciation and amortization, and is exclusive of non-cash compensation related to stock options and warrants.

Cash flow provided by operating activities for the quarter ended June 30, 2004 was $578,038 compared to cash flow used in operating activities of ($138,377) for the quarter ended June 30, 2003. This increase in operating cash flow was primarily due to the reduction in non-GAAP net loss, as described above, versus the prior year.

Michael E. Broll, Galaxy's CEO, stated, "The 29% increase in net sales for the first quarter has been a very positive achievement for the company. In fact, our overall financial performance for the first quarter of Fiscal 2005 is a genuinely significant improvement over the prior year. Our focus going forward in addition to growing net sales, will be to minimize the higher operational costs we experienced during the ramp up and continue our efforts toward improving our gross margin percentage."

Mr. Broll went on to say, "we remain committed to strengthening our Brands and are refining a number of projects related to product improvement, new products and consumer marketing programs; a number of which we hope to execute later this fiscal year."

FOOTNOTE ON NON-GAAP MEASURES PRESENTED ABOVE

Management utilizes certain non-GAAP measures such as operating income, as adjusted, net income, as adjusted and EBITDA, as adjusted, because it provides useful information to management and investors in order to accurately review the Company's current on-going operations and business trends related to its financial condition and results of operations. Additionally, these measures are key factors upon which the Company prepares its budgets, forecasts and evaluates loan covenants. In its determination of non-GAAP measures, management excludes the non-cash compensation related to options and warrants as well as the employment contract expense from its analysis of operating income because it believes that these items do not accurately reflect the Company's current on-going operations. With respect to non-cash compensation, it is calculated based on fluctuations in the Company's stock price which are outside the Company's control and typically do not reflect the Company's operations. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures reported by other companies.

CONFERENCE CALL AND WEBCAST INFORMATION

There will be a teleconference and web-cast of the COMPANY'S 1ST QUARTER FISCAL 2005 EARNINGS RESULTS at 10:00 A.M. EDT ON FRIDAY, AUGUST 13, 2004. The conference call invites all shareholders and interested parties to call in on a toll-free line to ask questions about the Company's results and discuss future plans. The toll-free number for U.S. and Canada callers is 1-888-202-2422. All other international callers should dial: 1-913- 981-5592. The conference call pass code for all participants is 996704.

The call will be simultaneously web cast at the following link:
http://www.vcall.com/ClientPage.asp?ID=89041
--------------------------------------------

The call will be posted to our website the following Monday, August 16, 2004 at: http://www.galaxyfoods.com/corporate.html
-----------------------------------------


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                      ABOUT GALAXY NUTRITIONAL FOODS, INC.

Galaxy Nutritional Foods is the leading producer of great-tasting, health-promoting plant-based dairy and dairy-related alternatives for the retail and foodservice markets. These phytonutrient-enriched products, made from nature's best grains - soy, rice and oats - are low and no fat (no saturated fat and no trans-fatty acids), have no cholesterol, no lactose, are growth hormone and antibiotic free and have more calcium, vitamins and minerals than conventional dairy products. Because they are made with plant proteins, they are more environmentally friendly and economically efficient than dairy products derived solely from animal proteins. Galaxy's products are part of the nutritional or functional foods category, the fastest growing segment of the retail food market. Galaxy brand names include: Galaxy Nutritional Foods(R), Veggie(R), Veggie Nature's AlternatIVE to Milk(R), Veggie Slices(R), Soyco(R), Soymage(R), Wholesome Valley(R), formagg(R), and Lite Bakery(R). For moRE information, please visit Galaxy's website at www.galaxyfoods.com.

THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING" STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, OR OTHER FACTORS WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THOSE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO RELEASE PUBLICLY ANY REVISIONS TO THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT UNANTICIPATED EVENTS OR DEVELOPMENTS.

                    (Financial statements on following pages)


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                         GALAXY NUTRITIONAL FOODS, INC.
                                 BALANCE SHEETS

                                                                                         JUNE 30,             MARCH 31,
                                                                                           2004                 2004
                                                                                     ------------------   ------------------
                                                                                        (UNAUDITED)
                                  ASSETS
CURRENT ASSETS:
  Cash                                                                              $        766,779    $         449,679
  Trade receivables, net                                                                   4,834,191            3,964,198
  Inventories, net                                                                         4,713,641            4,632,843
  Prepaid expenses and other                                                                 547,987              266,301
                                                                                     ------------------   ------------------

         Total current assets                                                             10,862,598            9,313,021

PROPERTY AND EQUIPMENT, NET                                                               19,760,573           20,232,089
OTHER ASSETS                                                                                 379,149              416,706
                                                                                     ------------------   ------------------

         TOTAL                                                                      $     31,002,320     $     29,961,816
                                                                                     ==================   ==================

                   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Line of credit                                                                    $      4,658,851     $      4,605,277
  Accounts payable                                                                         2,563,368            1,266,346
  Accrued liabilities                                                                      1,934,352            1,812,300
  Current portion of accrued employment contract                                             366,305              366,305
  Current portion of term notes payable                                                    1,320,000            1,140,000
  Current portion of obligations under capital leases                                        206,841              231,432
                                                                                     ------------------   ------------------

         Total current liabilities                                                        11,049,717            9,421,660

ACCRUED EMPLOYMENT CONTRACT, less current portion                                          1,201,529            1,293,142
TERM NOTES PAYABLE, less current portion                                                   7,911,985            8,241,985
OBLIGATIONS UNDER CAPITAL LEASES, less current portion                                       162,071              204,967
                                                                                     ------------------   ------------------

         Total liabilities                                                                20,325,302           19,161,754
                                                                                     ------------------   ------------------

COMMITMENTS AND CONTINGENCIES                                                                     --                   --

REDEEMABLE CONVERTIBLE PREFERRED STOCK                                                     2,950,488            2,573,581

STOCKHOLDERS' EQUITY:
  Common stock                                                                               157,241              156,573
  Additional paid-in capital                                                              64,261,061           64,520,084
  Accumulated deficit                                                                    (43,799,111)         (43,557,515)
                                                                                     ------------------   ------------------

                                                                                          20,619,191           21,119,142
  Less: Notes receivable arising from the exercise of
         stock options and sale of common stock                                          (12,772,200)         (12,772,200)
        Treasury stock                                                                      (120,461)            (120,461)
                                                                                     ------------------   ------------------

         Total stockholders' equity                                                        7,726,530            8,226,481
                                                                                     ------------------   ------------------

         TOTAL                                                                      $     31,002,320     $     29,961,816
                                                                                     ==================   ==================


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

                         GALAXY NUTRITIONAL FOODS, INC.
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

THREE MONTHS ENDED JUNE 30,                                                            2004                  2003
                                                                               ------------------   --------------------
NET SALES                                                                      $      11,191,678    $       8,695,781

COST OF GOODS SOLD                                                                     8,251,330            6,051,116
                                                                               ------------------   --------------------
  Gross margin                                                                         2,940,348            2,644,665
                                                                               ------------------   --------------------

OPERATING EXPENSES:
Selling                                                                                1,460,400            1,313,873
Delivery                                                                                 593,326              451,817
Non-cash compensation related to options and warrants                                    162,374            1,307,131
General and administrative                                                               633,342              983,479
Research and development                                                                  72,686               63,084
                                                                               ------------------   --------------------
  Total operating expenses                                                             2,922,128            4,119,384
                                                                               ------------------   --------------------

INCOME (LOSS) FROM OPERATIONS                                                             18,220           (1,474,719)

Interest expense                                                                         259,816              495,385
                                                                               ------------------   --------------------

NET LOSS                                                                       $        (241,596)   $      (1,970,104)

Preferred Stock Dividends                                                                 42,392               54,780
Preferred Stock Accretion to Redemption Value                                            512,175              894,929
                                                                               ------------------   --------------------

NET LOSS TO COMMON SHAREHOLDERS                                                $        (796,163)   $      (2,919,813)
                                                                               ==================   ====================


BASIC & DILUTED NET LOSS PER COMMON SHARE                                      $          (0.05)    $          (0.21)
                                                                               ==================   ====================


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                         GALAXY NUTRITIONAL FOODS, INC.
                            STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

THREE MONTHS ENDED JUNE 30,                                                                       2004              2003
                                                                                            -----------------  ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Loss                                                                                  $     (241,596)    $   (1,970,104)
  Adjustments to reconcile net loss to net cash from (used in)
    operating activities:
      Depreciation and amortization                                                                546,041            558,125
      Amortization of debt discount and financing costs                                             33,349             99,440
      Provision for losses on trade receivables                                                    107,000            (91,000)
      Non-cash compensation related to options and warrants                                        162,374          1,307,131
      (Increase) decrease in:
        Trade receivables                                                                         (976,993)           991,452
        Inventories                                                                                (80,798)           133,003
        Prepaid expenses and other                                                                (281,686)           (14,354)
      Increase (decrease) in:
        Accounts payable                                                                         1,297,022           (824,061)
        Accrued liabilities                                                                         13,325           (328,009)
                                                                                            -----------------  ---------------

   NET CASH FROM (USED IN) OPERATING ACTIVITIES                                                    578,038           (138,377)
                                                                                            -----------------  ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                                               (74,525)           (91,388)
  Decrease in other assets                                                                              --              1,807
                                                                                            -----------------  ---------------

   NET CASH FROM (USED IN) INVESTING ACTIVITIES                                                    (74,525)           (89,581)
                                                                                            -----------------  ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Book overdrafts                                                                                       --           (957,396)
  Net borrowings (payments) on lines of credit                                                      53,574           (249,676)
  Repayments on subordinated note payable                                                               --         (4,000,000)
  Borrowings on term note payable                                                                       --          2,000,000
  Repayments on term notes payable                                                                (150,000)          (437,393)
  Principal payments on capital lease obligations                                                  (67,487)           (93,934)
  Financing costs for long term debt                                                                    --           (188,361)
  Proceeds from issuance of common stock, net of offering costs                                    (22,500)         3,793,120
  Proceeds from exercise of common stock warrants                                                       --            360,000
                                                                                            -----------------  ---------------

   NET CASH FROM (USED IN) FINANCING ACTIVITIES                                                   (186,413)           226,360
                                                                                            -----------------  ---------------

NET INCREASE (DECREASE) IN CASH                                                                    317,100             (1,598)

CASH, BEGINNING OF PERIOD                                                                          449,679              1,598
                                                                                            -----------------  ---------------

CASH, END OF PERIOD                                                                         $      766,779     $           --
                                                                                            =================  ===============


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                         GALAXY NUTRITIONAL FOODS, INC.
            EBITDA, AS ADJUSTED, (A NON-GAAP MEASURE) RECONCILIATION
                                   (UNAUDITED)

THREE MONTHS ENDED JUNE 30,                                                           2004                  2003
                                                                               ------------------   --------------------
NET SALES                                                                      $      11,191,678    $       8,695,781
                                                                               ------------------   --------------------

NET LOSS                                                                       $        (241,596)   $      (1,970,104)
  PLUS:
Non-cash compensation expense                                                            162,374            1,307,131

Interest expense                                                                         259,816              495,385

Depreciation and amortization expense                                                    546,041              558,125
                                                                               ------------------   --------------------
    EBITDA, AS ADJUSTED                                                        $         726,635    $         390,537
                                                                               ------------------   --------------------

                                                                               ------------------   --------------------
     AS A % OF NET SALES                                                                6.5%                 4.5%
                                                                               ==================   ====================

                                     ######


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